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                               P R O S P E C T U S
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                               DATED MARCH 1, 2002



                                GRANUM VALUE FUND
                         A SERIES OF GRANUM SERIES TRUST

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                              126 East 56th Street
                               Twenty-Fifth Floor
                            New York, New York 10022

This Prospectus sets forth concisely the information about the Fund that you should know before investing. It should be read carefully and retained for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

                                 ---------------




                                TABLE OF CONTENTS
                                                                            Page
GOAL AND STRATEGY..............................................................1
MAIN RISKS.....................................................................1
PAST PERFORMANCE...............................................................3
FEES AND EXPENSES..............................................................4
FINANCIAL HIGHLIGHTS...........................................................5
COMPARATIVE PERFORMANCE INFORMATION............................................6
MORE ABOUT THE FUND'S INVESTMENT AND RELATED RISKS.............................8
MANAGEMENT OF THE FUND........................................................11
FUND EXPENSES.................................................................14
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................14
HOW TO BUY SHARES.............................................................15
HOW TO REDEEM SHARES..........................................................16
DISTRIBUTION PLAN.............................................................17
FUND PERFORMANCE INFORMATION..................................................18
GENERAL INFORMATION...........................................................19



No Dealer, Sales Representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the distributors. This Prospectus does not constitute an offer by the Trust or by the distributors to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.



                                GOAL AND STRATEGY

Goal and Types of Investments
     The investment objective of the Fund is capital appreciation. In pursuing this objective, the Fund normally invests at least 65% of its assets in equity securities. These securities include common and preferred stocks, and other securities, such as convertible securities, warrants and stock options, having equity characteristics. A portion of the Fund's assets may be invested in bonds and other types of debt obligations. The Fund may also invest a portion of its assets in shares of exchange traded funds ("ETFs") and other similar instruments that represent beneficial ownership interests in specific "baskets" of stocks. In addition, the Fund may effect short sales of ETF shares and shares of other similar instruments. In managing the Fund's portfolio, the investment adviser attempts to achieve superior returns in rising markets and to preserve capital in declining markets.

How the Investment Adviser Selects Investments
     The Fund follows a value investment strategy. This means that the investment adviser uses fundamental research such as balance sheet and return-on-equity analysis, and looks for securities that are undervalued relative to their potential for growth. The investment adviser focuses on companies it believes have the potential to produce above-average returns, sales and asset growth. It also seeks to identify companies that may be involved in "special situations" which may increase the value of the company's stock. Special situations include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger, reorganization or the sale of a division, the spin-off of a subsidiary, division or other substantial assets, or a third-party or issuer tender offer.

Investments in Smaller Companies
     The Fund's investments are made without regard to the size of issuers. As a result, a significant portion of the Fund's assets may be invested in companies with smaller market capitalizations.


                                   MAIN RISKS

     An investment in the Fund is subject to certain risks. The value of the Fund's investments increase or decrease. This will cause the value of the Fund's shares to increase or decrease. You may lose money on your investment in the Fund.

Investments in Equity Securities
     Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund's investments, regardless of the performance or expected performance of companies in which the Fund invests. There is also a risk that the investment adviser's judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. Special situations involve risks that the contemplated transactions will be abandoned, revised, delayed or that an anticipated event will not occur. This can result in the market price of securities declining.

Investments in Smaller Companies
     Investments in smaller capitalization companies involve additional risks. The value of securities issued by small and medium capitalization companies tends to be more vulnerable to adverse developments specific to the company or the industry, or the securities markets generally, than the securities of larger capitalization companies. Returns on these investments may vary substantially from the performance of the overall equity markets.

Investments in Bonds and Similar Securities
     Investments in bonds and other debt obligations pose different risks. The value of fixed income securities generally will fall if interest rates rise. The value of these securities may also fall as a result of other factors such as the performance of the issuer, the market perception of the issuer or general economic conditions. These investments also involve a risk that the issuer may not be able to meet its principal and interest payment obligations. The Fund is not restricted as to the maximum maturities of fixed income securities in which it may invest. Fixed income securities having longer maturities involve greater risk of fluctuations in value.

Options, Warrants and Short Sales
     Investments in options, warrants and short sales are speculative and involve substantial risk, including the risk of a complete loss of the value of the investment.

Non-Diversification
     The Fund is "non-diversified." This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make the Fund's performance more volatile than would be the case if it had a more diversified investment portfolio.

Other Risks Associated with Your Investment
     The Fund may invest in various derivative instruments, both to hedge its portfolio and to increase returns, when the investment adviser determines, consistent with the Fund's investment objective, that use of these instruments is appropriate. These investments may be considered speculative. There is the risk that they may significantly reduce returns or increase the volatility of the Fund.



                                PAST PERFORMANCE


     The two tables below show information about the Fund's annual return. The first table shows how the Fund's performance has varied in the first five calendar years of its operation. The second table shows how the Fund's performance before and after taxes during the last year and since inception compares to that of the S&P 500 Index(TM), a widely recognized, unmanaged index of stocks frequently used as a general measure of U.S. stock market performance. These tables allow you to compare the Fund's performance to the performance of other mutual funds or with the performance of the U.S. securities markets generally. The information shown assumes reinvestment of dividends and distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


                            Year-to-Year Total Return
                              As of 12/31 Each Year

[GRAPH]
1997*       21.10%
1998         1.40%
1999        10.77%
2000         8.12%
2001         3.46%


Best Quarter:     16.72%  (quarter ending 12/31/98)

Worst Quarter:   -17.33%  (quarter ending 9/30/98)



                            Average Annual Total Returns
                           For the Periods Ended 12/31/2001

                                              Life of the
                            1 Year              Fund(1)
                          ------------      ---------------
                             3.46%               9.39%
Return Before Taxes

Return After Taxes on
Distributions                3.46%               9.33%

Return After Taxes on
Distributions and Sale
of Fund Shares               2.11%               7.71%

S&P 500 Index(2)            -11.89%              9.49%



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*    From commencement of operations on 5/1/97 through 12/31/97.
(1)  From commencement of operations on 5/1/97 through 12/31/2001.
(2)  Reflects no deduction for fees, expenses or taxes.



                                FEES AND EXPENSES

     This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

          Shareholder Fees (fees paid directly from your investment):
          Maximum Sales Charge (Load)
             Imposed on Purchases (as a percentage
             of offering price).......................       NONE
          Maximum Deferred Sales Charge (Load)               NONE
          Maximum Sales Charge (Load) Imposed on
          Reinvestment of Dividends...................       NONE
          Redemption Fees.............................       NONE
          Exchange Fees...............................       NONE

          Annual Fund Operating Expenses (expenses that are deducted from fund assets) (as a percentage of average net assets):
          Management Fee..............................         2.00%(1)
          Distribution and Service (12b-1) Fees(2)....         0.75%
          Other Expenses..............................         0.43%
                                                               -----
          Total Annual Fund
             Operating Expenses.......................         3.18%(3)

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(1)  The basic fee paid by the Fund to the investment adviser is computed at the annual rate of 1.25% of the average net assets of the Fund and is subject to increase or decrease by as much as 0.75% based upon the investment performance of the Fund in relation to the percentage change in the S&P 500 Index. As a result, the maximum management fee that the Fund could pay to the investment adviser is 2.00% of average net assets and the minimum is 0.50%. See "MANAGEMENT OF THE FUND -- Investment Adviser."

(2) Pursuant to a Distribution Plan, fees of 0.50% are used for distribution services and fees of 0.25% are used for shareholder services. As a result of fees paid by the Fund pursuant to its Distribution Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. See "DISTRIBUTION PLAN."

(3) Depending on the performance of the Fund relative to the S&P 500 Index, total Fund operating expenses could range from 1.68% to 3.18% of average net assets.



Example:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example is based upon Total Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes: (1) that the Fund's hypothetical investment performance of 5% annually for the relevant periods was the same as the percentage changes in the S&P 500 Index during those periods, (2) that there was no change in Fund expenses, and (3) that you reinvested all of your dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year       3 Years        5 Years      10 Years

                                $321         $980         $1,664       $3,485



                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table describes the Fund's performance for the fiscal years indicated. It is intended to help you understand the Fund's financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. Their report, along with the Fund's financial statements, is available without charge upon request.

                                                                                     May 1, 1997(1)
                                  Year Ended   Year Ended   Year Ended   Year Ended    through
                                  October 31,  October 31,  October 31,  October 31, October 31,
                                      2001        2000         1999         1998        1997
Per share data:(4)
Net asset value, beginning of     $   29.25    $   25.29    $   21.93    $   23.39   $   20.00
                                  ---------    ---------    ---------    ---------   ---------
period
Income (loss) from Investment
Operations:
Net investment income (loss)          (0.35)(5)    (0.16)(5)     0.16         0.03       (0.03)
Net realized and unrealized gain      (0.74)        4.26         3.28        (1.49)       3.42
                                  ---------    ---------    ---------    ----------  ---------
(loss) on investments
Total from investment operations      (1.09)        4.10         3.44        (1.46)       3.39
                                     ------         ----         ----        ------      -----
Less distributions:
Dividends from net investment          -           (0.14)       (0.08)          -           -
                                     ------       ------       ------        ------      -----
income:
Net asset value, end of period    $   28.16    $   29.25    $   25.29    $   21.93   $   23.39
                                  =========    =========    =========    =========   =========
Total return                          (3.73)%      16.28%       15.69%       (6.24)%     16.95%(2)
Supplemental data and ratios:
Net assets, end of period (000's)    $118,463     $119,498     $121,704     $118,656     $76,263
Ratio of net expenses to average
net assets:
   Before expense reimbursement        3.18%(6)     2.38%        1.59%        1.88%       3.03%(3)
   After expense reimbursement         3.18%(6)     2.38%        1.59%        1.88%       2.77%(3)
Ratio of net investment income
 (loss) to average net assets:
   Before expense reimbursement       (1.23)%(7)   (0.55)%       0.64%        0.17%      (0.78)%(3)
   After expense reimbursement        (1.23)%(7)   (0.55)%       0.64%        0.17%      (0.52)%(3)
Portfolio turnover rate                3.58%       24.23%       18.18%        3.45%       3.12%

---------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(5) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(6) The operating ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended October 31, 2001 was 3.11%.
(7) The net investment income ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended October 31, 2001 was (1.16)%.



                       COMPARATIVE PERFORMANCE INFORMATION

     The personnel of the investment adviser who are responsible for managing the Fund's investments are the same individuals who, acting directly or through affiliates of the investment adviser (the "Granum Advisers"), are solely responsible for providing investment advice to other investment funds, including other investment funds that are not registered under the Investment Company Act of 1940 (collectively, the "Other Funds"). See "MANAGEMENT OF THE FUND -- Investment Adviser." The investment objectives, policies and strategies of the Other Funds are substantially similar to those of the Fund. However, unlike the Other Funds, the Fund does not borrow money from banks or brokers to purchase investments. The investment adviser uses investments and transactions in options, short sales and other investment techniques to achieve investment exposures for the Fund that are substantially similar to those that could be obtained through the use of borrowings when, in the judgment of the investment adviser, such action is warranted by prevailing investment conditions and consistent with the investment objective of the Fund.

     The composite investment performance of the Other Funds is set forth below. The information for the Other Funds is provided solely to illustrate the historical performance achieved by the personnel of the investment adviser in managing investment funds having the same investment objective as the Fund as compared to the investment return of a broad based market index. It is important to recognize that the fees and expenses of the Other Funds and those of the Fund differ. The investment performance of the Fund has differed from the performance of the Other Funds. In addition, the past performance of the Other Funds should not be viewed as indicative of the Fund's future investment performance. Unlike the Fund, certain of the Other Funds are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code, which, if applicable, might have adversely affected the past performance of the Other Funds. Past performance does not guarantee future results.



     The  following  data should be read in  conjunction  with the  accompanying notes.
                   Composite         Composite
                    of Other          of Other                    Aggregate Net
                 Funds Based on  Funds Based on the    S&P 500   Assets of Other
Year             Actual Fees(1)    Fund's Fees(2)     Index(3)      Funds(4)
1990(5)                2.4%              1.9%             1.4%        $26
1991                  49.4%             60.0%            30.4%         47
1992                  16.6%             19.1%             7.6%         82
1993                   8.3%              9.4%            10.1%        162
1994                 -15.1%            -15.4%             1.3%        153
1995                  47.5%             53.1%            37.6%        215
1996                  36.8%             44.2%            23.0%        340
1997                   5%                5.6%             8.8%        388

Cumulative Return(6)
        1990-1997      247%             319%             192%

Compound Annual Rate
 of Return 1990-1997    19%              22%              16%

Performance record begins March 5, 1990

--------------------------------------------------------------------------------



NOTES

(1) The above returns of the Other Funds are net of all fees (including a 1% management fee) and expenses and 20% incentive allocations or fees to the advisers of the Other Funds. The composite is a weighted average of the monthly total returns of the Other Funds for the periods indicated. The returns are based upon the results an investor would have achieved on an investment made at the commencement of each of the Other Fund's operations and reflect the Other Fund's investment results attributable to Granum Advisers' management of the assets of such funds. Except for the performance information of one account, the effect of which on the composite returns shown is immaterial, this information is based upon audited financial statements for each period.

(2) The rates of return of the Other Funds have been modified to reflect the investment performance of the Other Funds assuming the fees and estimated expenses of the Fund. The composite is a weighted average of the monthly total returns of the Other Funds for the periods indicated. The returns are based on the results an investor would have achieved on an investment made at the commencement of each of the Other Fund's operations. This presentation of the modified rates of return of the Other Funds should not be viewed as indicative of the Fund's future investment performance.

(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks and is considered to be generally representative of the U.S. large cap stock market on a whole. The performance data for the S&P 500 Index is provided for comparison purposes. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the index. They do not, however, include any allowance for the brokerage commissions or other fees required to invest in those stocks. The Fund and the Other Funds do not restrict their investments to securities included in the S&P 500 Index.

(4)  As of the end of the period, in millions.

(5) Returns for 1990 are for the period March 5, 1990 (date of inception) of the Granum Advisers' first investment vehicle through December 31, 1990.

(6) Cumulative return is calculated by using a compounded, time-weighted return and is the return that would have been earned on an investment in the Other Funds on their inception date through April 30, 1997.



                              MORE ABOUT THE FUND'S
                          INVESTMENT AND RELATED RISKS


     The Fund may use various investment instruments and practices in pursuing its investment program. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

     You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved. Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares, and thus the Fund's total return to shareholders.

Equity Securities
     The Fund's investments in equity securities may include investments in common stocks and preferred stocks of U.S. and foreign issuers. The Fund may also purchase securities that have equity characteristics, such as convertible securities, warrants and stock options. The value of equity securities varies in response to many factors. Factors specific to a company, such as certain decisions by management, lower demand for its products or services, or even loss of a key executive, could result in a decrease in the value of the company's securities. Factors specific to the industry in which a company participates, such as increased competition or costs of production or consumer or investor perception, can have a similar effect. The value of a company's stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or consumer confidence, that are unrelated to the company itself or its industry. The Fund's focus on value stocks carries additional risks. As a group, value stocks tend to go through cycles of relative underperformance and out-performance in comparison to common stocks generally. These cycles have in the past lasted for periods of several years. These factors and others can cause significant fluctuations in the prices of securities in which the Fund invests and can result in significant losses.

Smaller Companies
     The Fund may invest in the securities of issuers having smaller market capitalizations than the issuers in which many other mutual funds invest. Investments in smaller companies are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about smaller companies than there is for larger, more established issuers, making it more difficult for the investment adviser to analyze the value of the company in relation to its potential for growth. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

Exchange Traded Funds
     The Fund may invest in exchange traded funds ("ETFs") and other similar instruments if the investment adviser chooses to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure.

     ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks designed to track the performance of a particular index. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs are not registered as investment companies. ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument.

Fixed Income Securities
     The Fund may invest a portion of its assets in bonds and other debt obligations, including such securities issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and municipal governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade debt securities and non-investment grade debt securities (including junk bonds).

     All debt securities are subject to certain risks. One risk is whether the issuer will be able to meet principal or interest payments. Another risk is that the prices of debt securities will generally decline as interest rates rise. The prices of debt securities may also decline as a result of market perception of the creditworthiness of the issuer and general market liquidity.

     Non-investment grade securities, especially junk bonds, which are highly speculative investments, are also more sensitive to these risks, particularly credit risk. Also, the markets for non-investment grade securities may be thinner and less active than for investment grade securities. For these reasons, the Fund will not invest more than 20% of the value of its total assets in non-convertible fixed income securities that are not investment grade.



Short Sales
     The Fund may effect short sales of ETF shares and other instruments to hedge against a market downturn. A short sale involves the sale of ETF shares (or other securities) that the Fund does not own in anticipation of purchasing the shares (or securities) in the future at a lower price. If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

Foreign Securities
     The Fund is permitted to invest up to 20% of the value of its total assets in equity and fixed income securities of foreign issuers. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in the investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

Illiquid Securities
     The Fund may invest up to 15% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. For this reason, illiquid securities involve the risk that the Fund will not be able to sell them when desired or at a favorable price.

Options and Warrants
     Options and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. The Fund may, but is not obligated to, engage in options transactions. It may invest in warrants and options for profit opportunities. It may also use options to hedge the portfolio. The Fund will write only covered call or covered put options. The Fund may trade in options on securities, options on securities indices and foreign currency options. It may also invest in warrants and rights.

     A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

     Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

     The use of derivative instruments like options, rights and warrants can increase the volatility of the Fund's portfolio. They may entail investment exposures that are greater than their costs would suggest. This means that a small investment in these instruments could have a large potential positive or negative impact on the Fund's performance. If the Fund invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Fund's return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in their prices, which could also cause losses to the Fund.

Temporary Defensive Investments
     During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of is assets in high quality, fixed income securities, money market instruments and money market mutual funds, or it may hold cash. The Fund will not be pursuing its goal of capital appreciation in these circumstances. The Fund may also hold these investments for liquidity purposes.

Other Investments
     The Fund may make other types of investments, including investments in other derivative instruments, and may engage in various investment practices, including securities lending and the purchase of securities on a when-issued basis. These investments and practices, and their risks, are described in the Statement of Additional Information.

Risk Associated with Compensation to Investment Adviser
     The compensation that may be payable by the Fund to the investment adviser may under certain circumstances be higher than the compensation paid by most other mutual funds with similar investment objectives. The compensation actually paid to the investment adviser will increase or decrease depending on the Fund's performance versus the S&P 500 Index. This may create an incentive for the investment adviser to make riskier investments than it might make absent this compensation arrangement.


                             MANAGEMENT OF THE FUND

     The Board of Trustees of Granum Series Trust (of which the Fund is a series) (the "Trust") is responsible for supervising the operations and affairs of the Fund. The Trust's officers, who are all members, partners, officers or employees of the investment adviser, the Fund's distributor or their affiliates, are responsible for the daily management and administration of the Fund's operations.

Investment Adviser
     The investment adviser of the Fund is Granum Capital Management, L.L.C., 126 East 56th Street, 25th Floor, New York, New York 10022. Lewis M. Eisenberg and Walter F. Harrison, III control the investment adviser and serve as its managing members. Subject to the overall supervision of the Board of Trustees, the investment adviser manages the investment operations of the Fund in accordance with the Fund's investment objective and policies and formulates a continuing investment strategy for the Fund. The investment adviser has established an investment committee (the "Investment Committee"), comprised of Messrs. Eisenberg and Harrison and Mr. Paul Matten, to perform these functions. The Investment Committee makes all decisions regarding investments to be purchased or sold.

     Lewis M. Eisenberg graduated from Dartmouth College in 1964 and received an M.B.A. from Cornell University in 1966. He has served as a founding partner and portfolio manager of the investment adviser of one of the Other Funds since it commenced operations in 1990, and has provided investment advice to the Other Funds since their inception. From 1966 to 1989, Mr. Eisenberg was associated with Goldman, Sachs & Co. ("Goldman, Sachs"). While at Goldman Sachs, Mr.
Eisenberg became a general partner of the firm, was co-head of the Equities Division and served on the Sales, Trading and Research Policy Committee, the Budget Committee and the International Equity Policy Committee, among others.

     Walter F. Harrison, III graduated from Dartmouth College in 1966 and received an M.B.A. in 1969 from the Amos Tuck School of Business Administration. He has served as a founding partner and portfolio manager of the investment adviser of one of the Other Funds since it commenced operations in 1990, and has provided investment advice to the Other Funds since their inception. From 1971 to 1980, Mr. Harrison was associated with A.W. Jones & Associates and A.W. Jones Co., two investment limited partnerships (collectively, "A.W. Jones"). During his tenure with A.W. Jones, Mr. Harrison became a managing general partner and was a member of the Policy Committee, set guidelines for equity exposure, and performed extensive work on equities valuation techniques. From 1980 to 1983, Mr. Harrison was senior vice president and a principal of Brokaw Capital Management Co., Inc., and from 1983 to 1989, Mr. Harrison was associated with Siebel Capital Management.

     Paul A. Matten graduated from Princeton University in 1984 and received an M.B.A. and a J.D. in 1991 and an M.A. in 1995 from Harvard University. He has served as a Vice President of the investment adviser of one of the Other Funds since January 2, 1996. He served as a financial analyst with that investment adviser from 1992 until 1995, when he took a leave of absence to complete his studies at Harvard University. From 1984 to 1987, Mr. Matten was associated with Merrill Lynch Capital Markets, an investment banking firm, as an analyst. From 1987 to 1991, Mr. Matten earned two graduate-level degrees at Harvard University.

     The advisory personnel of the investment adviser are all persons who are members or employees of the investment advisers to the Other Funds, which are under common control with the investment adviser to the Fund. In their capacities with such advisers or as general partners, these persons have provided investment advisory services to clients, including the Other Funds, and as of December 31, 2001, manage investment portfolios with assets in excess of $530 million.

Investment Adviser Fees
     The Fund pays the investment adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"). This Basic Fee is increased or decreased monthly (the "Monthly Performance Adjustment") depending on the investment performance of the Fund (including dividends and other distributions) relative to the investment performance of the S&P 500 Index (including dividends and any cash distributions paid by companies included in the index). The Monthly Performance Adjustment will be 15% of the difference between the percentage investment performance of the Fund and the percentage investment performance of the S&P 500 Index, each measured over the preceding 12 calendar months (the "Measurement Period"), but may not be more than +0.75% or --0.75%. This adjustment will result in monthly compensation computed at annual rates ranging from 0.50% to 2.00% of the Fund's net assets. For example, if the investment performance of the Fund is 12% and the investment performance of the index is 10% for the Measurement Period, the Basic Fee will be adjusted upward by 0.30% to 1.55%. Conversely, if the performance of the Fund is 10% and the performance of the index is 12% for the Measurement Period, the Basic Fee will be adjusted downward by 0.30% to 0.95%.


     The following table further illustrates how the advisory fee would vary under this arrangement:

  Percentage Point Difference Between Fund                 Monthly        Total
   Performance (Net of Advisory Fees) and       Basic    Performance    Advisory
     Percentage Change in S&P 500 Index        Fee (%)  Adjustment (%)   Fee (%)
  ----------------------------------------     -------  --------------   -------
                     +5                        1.25         +0.75        2.00
                     +4                        1.25         +0.60        1.85
                     +3                        1.25         +0.45        1.70
                     +2                        1.25         +0.30        1.55
                     +1                        1.25         +0.15        1.40
                      0                        1.25          0.0         1.25
                     -1                        1.25         -0.15        1.10
                     -2                        1.25         -0.30        0.95
                     -3                        1.25         -0.45        0.80
                     -4                        1.25         -0.60        0.65
                     -5                        1.25         -0.75        0.50

     The table assumes that the differences between the Fund's performance and the percentage change in the S&P 500 Index are exactly the percentages set forth in the first column above. However, as discussed above, the Monthly Performance Adjustment is computed as a specified percentage (15%) of the percentage point difference between the Fund's performance and that of the S&P 500 Index. For example, if the percentage point difference in performance was +1.3, the Monthly Performance Adjustment would be +0.19% and the total advisory fee would be 1.44%.

     The investment advisory fees payable by the Fund may be higher than the fees paid by most other mutual funds with similar investment objectives.


                                  FUND EXPENSES


     The Fund pays all of its expenses other than those expressly assumed by the investment adviser or by the distributors of the Fund's shares. Expenses of the Fund are deducted from the Fund's total income before dividends are paid. The Fund's expenses include, but are not limited to, the following: fees paid to the investment adviser and the Fund's administrator; payments pursuant to the Fund's distribution plan (see "DISTRIBUTION PLAN"); fees of the Fund's independent accountants, custodian and transfer agent and certain related expenses; taxes; organization costs; brokerage fees and commissions; interest; costs incident to meetings of the Board of Trustees of the Trust and meetings of the Fund's shareholders; costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; legal fees and disbursements; fees payable to federal and state regulatory authorities; fees and expenses of Trustees who are not affiliated with the investment adviser, the distributors or the administrator; and any extraordinary expenses.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
     The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and distributions will generally be paid once a year. They will be reinvested in the Fund unless you instruct the Fund otherwise. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the investor's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes
     Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any dividend or distribution is the same regardless of how long you have been an investor in the Fund and whether or not you reinvest your dividends and distributions or take them as cash. In general, dividends paid from the Fund's net investment income (which would include short-term capital gains) are taxable as ordinary income. Distributions of long-term capital gains generally are taxable at the (federal) rate of 10% (if you are in the 15% tax bracket) or 20% (if you are in the 28% tax bracket or above). In addition, any sale of Fund shares will generate a tax liability if you realize a gain on the sale.

     The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

     The above discussion provides very general information only. You should always consult your tax professional about federal, state and local tax consequences associated with your investment in the Fund.


                                HOW TO BUY SHARES

     You may purchase Fund shares at the net asset value per share next computed after receipt of your purchase order and payment. See "Share Price," below. You pay no sales charge when you purchase or redeem shares. However, the Fund's distributors and securities dealers that sell shares of the Fund receive compensation from the Fund for their services. See "DISTRIBUTION PLAN." You will not receive any stock certificate evidencing your purchase of Fund shares, but will instead receive written confirmation of each transaction and quarterly statements showing account balances.

     The minimum initial investment in the Fund is $5,000. If you invest at least $5,000 in the Fund for a single account (including, among others, a 401(k) retirement account), the minimum initial investment requirement will not apply to additional accounts that are opened by you or your spouse. Subsequent investments in an account may be made in any amount of $1,000 or more. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time.

Purchase By Mail
     You may purchase shares by sending a check, together with a completed Account Application in the case of an initial investment, to Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Subsequent investments should be accompanied with an investment slip (which will be enclosed with confirmations and statements and which will also be available upon request from the Fund's distributors or the Fund's transfer agent).The Fund will not accept payment in cash or third party checks. All checks should be made payable to the Fund or U.S. Bancorp Fund Services as the Fund's agent. All checks must be drawn on a Bank located within the United States and must be payable in U.S. dollars. Always write your Fund account number on the check.

     All checks are accepted subject to collection. In the event your check does not clear, the Fund will hold you liable for the full amount of any decrease in the value of the shares that have been issued and for any collection costs incurred by the Fund. Payments for redemptions of shares recently purchased by check (but not the date as of which the redemption price is determined) may be delayed to assure that the purchase check clears, which may take up to 15 days from the transfer agent's receipt of your check. This delay can be avoided if shares are purchased by wire and will also not apply if there are sufficient other shares in your account from which to satisfy the requested redemption. U.S. Bancorp Fund Services, LLC will charge a $25 fee for any returned check.

Purchase By Wire
     You may purchase shares by wiring federal funds. To send a wire payment, you should have your bank transmit federal funds to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, WI 53202, ABA # 042000013, Credit: U.S. Bancorp Fund Services, LLC, Acct# 112952137, Attn.: Granum Value Fund, Account Number, Account Name (Name of Investor). In the case of an initial investment, you should obtain an account number by calling 1-888-5-GRANUM (547-2686) before wiring funds. A completed Account Application, including your account number, should be submitted promptly after wiring federal funds for an initial investment. Your bank may charge a fee to wire funds.

Purchase By Telephone
     By using the Fund's telephone purchase option you may move money from your bank account to your Fund account at your request by calling 1-888-5-GRANUM. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have your shares purchased at the net asset value determined as of the close of regular trading on a given date, the Fund's transfer agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of Fund shares. The minimum amount that can be transferred by telephone is $100.

Purchase By Automatic Investment
     If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule you select (e.g. monthly, bimonthly or quarterly) in any amount subject to a $100 minimum. Your Fund account must be established at the minimum initial investment level before the Automatic Investment Plan goes into effect.

     For further information regarding the procedures to be used in purchasing shares, you may contact either of the Fund's distributors or your securities dealer, or call 1-888-5-GRANUM (547-2686).

     Please be sure to submit a completed account application with all initial purchases. An account application must be on file with the transfer agent in order to redeem shares.

Share Price
     Net asset value per share is determined once daily as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. The Fund calculates net asset value per share by dividing the value of its net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. The Fund's investments are valued at their market value or, if market quotations are not readily available, at their fair value as determined by the investment adviser in accordance with procedures adopted by the Board of Trustees. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.


                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund at any time. Your shares will be redeemed at their current net asset value per share next computed after receipt of your redemption request in proper form. See "HOW TO BUY SHARES -- Share Price." No charges are imposed in connection with redemptions. The value of the shares redeemed may be more or less than their original cost, depending upon changes in the Fund's net asset value per share.

     The Fund normally makes payment for all shares redeemed within seven days after receipt by the transfer agent of a redemption request in proper form. If you purchase shares by check and submit shortly thereafter a redemption request, the redemption proceeds will not be transmitted to you until your purchase check has cleared, which may take up to 15 days. Shares may not be redeemed unless you have submitted a completed Account Application which is on file with the transfer agent.

     The Fund reserves the right to redeem at its option, upon not less than 45 days' written notice, the account of any shareholder that, as a result of a redemption of shares, has a value of less than $5,000 as a result of one or more redemptions, if the shareholder does not purchase additional shares to increase the account value to at least $5,000 during the notice period.

     Shares of the Fund may be redeemed by using one of the procedures described below. For further information regarding redemption procedures, you may contact either of the Fund's distributors or your securities dealer, or call 1-888-5-GRANUM (547-2686).

Written Redemption Requests
     You may redeem shares by mailing a written request to: Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. A written request must be signed by each shareholder, including each owner of a joint account. Each signature must be guaranteed for redemptions exceeding $50,000. The transfer agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock
Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call 1-888-5-GRANUM (547-2686).

     The proceeds of a written redemption request will normally be paid by check made payable to the shareholders of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. A $15 wire fee will be deducted from your account.

Telephone Redemption Requests
     You may redeem shares by telephone request if you have elected to have this option. You may place a telephone redemption request by calling 1-888-5-GRANUM (547-2686). The proceeds of telephone redemptions in the amount of $1,000 or more will be wired to your account at any member bank of the Federal Reserve System which you have previously designated. Otherwise redemption proceeds will be paid by check.

     During times of extreme economic or market conditions, you may experience difficulty in contacting the transfer agent by telephone to request a redemption. In such cases, you should consider using a written redemption request sent by overnight service to: Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Using this procedure may result in your redemption request being processed at a later time that it would have been if the telephone redemption procedure had been used. During the delay, the Fund's net asset value may fluctuate.

     By selecting the telephone redemption option, you authorize the transfer agent to act on telephone instructions reasonably believed to be genuine. The transfer agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the transfer agent will be liable for any losses due to unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period.


                                DISTRIBUTION PLAN

     The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the distribution plan, the Fund makes payments to Mercer Allied Company and Granum Securities, L.L.C., the distributors of the Fund's shares, for services they provide in connection with the sale of shares to investors ("Distribution Services") and for the furnishing of account related services by the distributors and securities dealers to shareholders ("Shareholder Services"). Shareholder Services provided by the distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.

     The Fund pays monthly fees to each distributor for Distribution Services and Shareholder Services. The fee for Distribution Services is computed at the annual rate of 0.50% of the average net assets of the Fund. The fee for Shareholder Services is computed at the annual rate of 0.25% of the average net assets of the Fund. The fees to each distributor are based on the value of shares held by persons who have purchased shares through that distributor or through broker-dealers that have entered into selling agreements with that distributor. From this compensation, the distributors make payments to securities dealers whose customers have purchased shares of the Fund.

     Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


                          FUND PERFORMANCE INFORMATION

     Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance may be calculated on the basis of average annual total return or total return.

     Average annual total return is calculated using a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include quotations of average annual total return for one, five and ten year periods, depending upon the length of time during which the Fund has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as published ratings and rankings, may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the S&P 500 Index, the Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.


                               GENERAL INFORMATION



Distributors
     Mercer Allied Company and Granum Securities, L.L.C. serve as co-distributors of shares of the Fund. The principal business address of Mercer Allied is One Wall Street, Albany, New York 12205. The principal business address of Granum Securities is 126 East 56th Street, Twenty-fifth Floor, New York, New York 10022. Granum Securities is an affiliate of, and is under common control with, the Fund's investment adviser.

Transfer Agent
     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the Fund's transfer agent and dividend disbursing agent. Shareholders of the Fund may contact the transfer agent with any questions regarding their transactions in shares of the Fund and account balances.

Custodian
     U.S. Bank, N.A. serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund's investments in securities depositories and with subcustodians approved by the Fund.


                               INVESTMENT ADVISER

                        Granum Capital Management, L.L.C.
                              126 East 56th Street
                               Twenty-fifth Floor
                            New York, New York 10022

                                  DISTRIBUTORS

                              Mercer Allied Company
                                 One Wall Street
                             Albany, New York 12205

                            Granum Securities, L.L.C.
                              126 East 56th Street
                               Twenty-fifth Floor
                            New York, New York 10022

                                ADMINISTRATOR AND
                                 TRANSFER AGENT

                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                    3rd Floor
                           Milwaukee, Wisconsin 53202

                                    CUSTODIAN

                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                   INDEPENDENT
                                   ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                            100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL

                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022



FOR MORE INFORMATION

     For more information about the Fund, the following documents are available free upon request:

     Annual/Semi-Annual Reports - Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     Statement of Additional Information (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO OBTAIN INFORMATION

     To obtain free copies of the annual or semi-annual report or the SAI or discuss questions about the Fund:

     By  Telephone  -  Call  your  securities  dealer  or  call   1-888-5-GRANUM
(547-2686)

     By Mail - Write to: Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202

     From the SEC - Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                    Investment Company Act File Number 811-08029



                                   PROSPECTUS

                                     GRANUM
                                      VALUE
                                      FUND

                                  March 1, 2002


Granum Value Fund
126 East 56th Street
Twenty-Fifth Floor
New York, New York 10022


                                                                    Statement of
                                                          Additional Information
                                                             Dated March 1, 2002


     Granum Value Fund (the "Fund") is a non-diversified series of Granum Series Trust (the "Trust"), an open-end management investment company (or mutual fund) organized as a business trust under the laws of the State of Delaware. The investment objective of the Fund is to seek capital appreciation. The Fund pursues this objective by investing its assets principally in equity securities, including common and preferred stocks and other securities, such as warrants and stock options, having equity characteristics. In managing the Fund's portfolio, the investment adviser of the Fund attempts to identify securities that are undervalued relative to their potential for growth. The Fund may also pursue its objective by investing in fixed income securities when such securities, in the judgment of the investment adviser, provide attractive opportunities for capital appreciation. As part of its investment program, the Fund may use certain derivative investments which involve certain risks. The Fund's investment policies and practices involve certain risks and there can be no assurance that the Fund will achieve its investment objective.


     Granum Capital  Management,  L.L.C. serves as the Fund's investment adviser
(the   "Investment   Adviser").   U.S.   Bancorp   Fund   Services,   LLC   (the
"Administrator") provides administrative services to the Fund.


     Shares of the Fund are distributed on a continuous basis at their current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company and Granum Securities, L.L.C. (the "Distributors") and by selected securities dealers. The minimum initial investment in the Fund is $5,000. Subsequent investments may be made in any amount of $1,000 or more.


     Information about the Fund is set forth in a separate Prospectus for the Fund, dated March 1, 2001, which provides the basic information you should know before investing. To obtain a copy of the Fund's Prospectus, please write to Granum Value Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or call 1-888-5-GRANUM (547-2686). This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and should be read in conjunction with the Fund's Prospectus.

     The Fund's audited financial statements for the fiscal year ended October 30, 2001 are incorporated by reference to the Fund's 2001 Annual Report.





                             TABLE OF CONTENTS Page

INVESTMENT POLICIES AND PRACTICES..............................................3
DERIVATIVE INVESTMENTS.........................................................9
INVESTMENT RESTRICTIONS.......................................................12
MANAGEMENT OF THE FUND........................................................14
CODE OF ETHICS................................................................18
CONTROL PERSONS AND PRINCIPAL HOLDERS.........................................18
INVESTMENT ADVISORY AGREEMENT.................................................18
DISTRIBUTORS..................................................................20
DISTRIBUTION PLAN.............................................................21
HOW TO REDEEM SHARES..........................................................22
DETERMINATION OF NET ASSET VALUE..............................................22
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................26
PERFORMANCE INFORMATION.......................................................27
GENERAL INFORMATION...........................................................29
APPENDIX A....................................................................32




                        INVESTMENT POLICIES AND PRACTICES

     The sections below describe, in greater detail than in the Fund's Prospectus, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage. The use of options by the Fund is discussed under "DERIVATIVE INVESTMENTS." The principal investment strategies and associated risks of the Fund are described in the Prospectus.

     Types of Equity Securities -- The equity securities which may be purchased by the Fund include common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "-- Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     Convertible Securities -- Convertible securities may be purchased by the Fund. These securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.


     Exchange Traded Funds and Other Similar Instruments - Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the "1940 Act") that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

     Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the 1940 Act.

     Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

     Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Investment Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

     The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.


     Special Corporate Situation Investments- The Fund may invest a significant portion of its total assets in securities of companies that may be involved in special corporate situations, the occurrence of which would favorably affect the values of the companies' equity securities. Such situations could include, among other developments, the following: a change in management or management policies; the acquisition of a significant equity position in the company by an investor or investor group; a merger, reorganization or the sale of a division; the spin-off of a subsidiary, division, or other substantial assets; or a third-party or issuer tender offer. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

     In general, securities that are the subject of a special corporate situation sell at a premium to their market prices immediately prior to the announcement of the situation. However, the increased market price of these securities sometimes reflect a discount from what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the following occur: (1) the discount significantly overstates the risk of the contingencies involved;
(2) the discount significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or (3) the discount fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

     The Fund's special corporate situation investments may tend to increase its turnover ratio, thereby increasing its brokerage and other transaction expenses as well as making it more difficult for the Fund to meet the tests for favorable tax treatment as a "regulated investment company" specified by the Internal Revenue Code of 1986, as amended (the "Code"). See "DIVIDENDS, DISTRIBUTIONS AND TAXES." The Investment Adviser attempts to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments. The Investment Adviser will closely monitor the effect of such investments on the tax qualification tests of the Code.

     Types of Fixed Income Securities - Generally. As described in the Fund's Prospectus, the Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. Under certain circumstances, these investments are subject to certain quality limitations and other restrictions and include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. A description of the ratings used by S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Changes in interest rate levels generally cause fluctuations in the prices of fixed income securities and will, therefore, cause fluctuations in the net asset value per share of the Fund. Subsequent to the purchase of a fixed income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

     Zero Coupon Securities. Fixed income securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year.

     Variable and Floating Rate Securities. Fixed income securities purchased by the Fund may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at pre- designated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. One benefit of a demand feature is enhanced liquidity.

     Non-Investment Grade Debt Securities. As discussed in the Prospectus, the Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund will not invest more than 20% of the value of its total assets in non-convertible securities which are not investment grade.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Investment Adviser will review the credit and other characteristics pertinent to such new issues.

     The Fund will not purchase any debt security rated below CCC by S&P or Caa by Moody's (or any unrated debt security determined to be of comparable quality by the Investment Adviser). If the rating of any debt security held by the Fund is downgraded below such minimum ratings (or if the Investment Adviser determines that a comparable unrated debt security has similarly declined in quality), there is no requirement that the Fund sell such security. The determination of whether to sell any such security will be made by the Investment Adviser, consistent with its best investment judgment.


     Securities of Other Investment Companies - The Fund may invest in ETF shares which are the securities of other registered investment companies. Any investment by a Fund in ETF shares will be subject to the limitations on a registered investment company's investments in other investment companies contained in the 1940 Act. In the event that the Fund's holdings in ETFs exceed certain limits, the Fund's ability to redeem ETF shares may be limited by the 1940 Act, which provides that under those circumstances, the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. In addition, under those circumstances, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the ETF shares and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such ETF's securities.

     Registered investment companies such as ETFs pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.


     Foreign Securities - Although the Fund invests principally in equity securities of U.S. companies, it may invest up to 20% of the value of its total assets in equity and fixed income securities of foreign issuers, including depository receipts (such as American Depository Receipts) that represent an indirect interest in securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, different accounting standards may be used by foreign issuers and foreign trading markets may not be as liquid as U.S. markets.
Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.

     The purchase of securities denominated in foreign currencies will subject the value of the Fund's investments in those securities to fluctuations due to changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund's total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks. See "DERIVATIVE INVESTMENTS -- Options on Foreign Currency."

     Temporary Investments -- For defensive purposes, the Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Investment Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or Moody's or, if unrated, are determined to be of comparable quality by the Investment Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities. See "INVESTMENT POLICIES AND PRACTICES -- Repurchase Agreements."

     Limited Diversification -- As a "non-diversified" investment company, the Fund is not subject to the provisions of the 1940 Act that otherwise would limit the percentage of its assets that may be invested in the securities of a single issuer. However, the Fund will not invest more than 10% of the value of its total assets in the securities of any one issuer. If this percentage limitation is adhered to at the time of investment, the Fund will not be required to reduce a position if, as a result of a change in percentage resulting from a change in the values of the securities or in the total assets of the Fund, the position exceeds this percentage limitation.

     In addition, the Fund intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Under these requirements, at the end of each quarter of the Fund's taxable year, at least 50% of the market value of the Fund's total assets must be invested in cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited (for purposes of this calculation) to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer.

     Under the Fund's policies, a relatively high percentage of its assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector. The Fund's portfolio may therefore be more susceptible to any single economic, political or regulatory occurrence and may be more volatile than the portfolio securities of a "diversified" investment company. Therefore, an investment in the Fund involves greater risks than an investment in a "diversified" investment company.

     Portfolio Turnover - Although many of the Fund's investments may be held for the purpose of seeking capital appreciation over the long term, the Fund may also engage in short-term trading in seeking capital appreciation. Moreover, securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that these policies will cause the Fund's portfolio turnover rate to be higher than certain other investment companies, although the portfolio turnover rate is not anticipated to exceed 100%. A high portfolio turnover rate will result in higher brokerage costs to the Fund and may also result in the realization of greater capital gains which will be subject to tax, including short-term gains which will be taxable to shareholders at ordinary income tax rates. See "DIVIDENDS, DISTRIBUTIONS AND TAXES."


     Short Sales -- The Fund may effect short sales of securities with respect to shares of ETFs and other similar instruments. When the Fund effects a short sale, it will sell ETF shares (or other securities) that it does not own in anticipation of purchasing the same shares (or securities) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. In these transactions, the Fund's broker borrows the securities sold short and is obligated to return those securities to the lender at a later time. The Fund closes its short position by subsequently purchasing the securities sold short, which are then available to the broker to return to the lender. When the Fund effects a short sale of securities, it must maintain a combination of cash with the broker, and cash or liquid securities maintained in a segregated account, with a value equal to the current market value of the securities sold short. The Fund's ability to effect short sales is subject to certain limitations. See "INVESTMENT RESTRICTIONS."

     If the price of the securities sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the securities sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative investment practice. The limited use of this practice, however, permits the Funds to hedge against a market downturn.

     The Fund may also effect short sales 'against the box' to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the limitations described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against-the-box.


     The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against-the-box.

     When-Issued and Delayed Delivery Securities - The Fund may purchase or sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future. The Fund engages in these transactions to secure an advantageous price or yield at the time of entering into the transactions. However, the value of securities purchased on a when-issued or delayed delivery basis is subject to market fluctuation and no dividends or interest accrues to the purchaser during the period before the settlement date. The Fund will not enter into a when-issued and delayed delivery transaction, if as a result, when-issued and delayed delivery positions which are not "covered" would exceed one-third of the value of the Fund's total assets. For this purpose, a position will be "covered" if the Fund's custodian maintains, in a segregated account for the Fund, cash and other liquid securities held by the Fund and having a value (determined daily) equal to or greater than the position.

     Illiquid Securities - The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are those securities which the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund carries the securities. These securities include restricted securities and repurchase agreements maturing in more than seven days. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and thus, may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Trustees of the Trust, certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Investment Adviser. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Investment Adviser or at prices approximating the value at which the Fund is carrying the securities.

     Forward Contracts - The Fund is authorized to enter into forward foreign currency exchange contracts ("forward contracts"). These contracts represent agreements to exchange an amount of currency at an agreed upon future date and rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in an equity or fixed income security of a foreign issuer (a "foreign security"), the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. If the Fund enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Trust's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates.

     Repurchase Agreements - The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements. Repurchase Agreements may be utilized by the Fund in lieu of purchasing money market instruments.

     Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (collectively, "U.S. Government Securities") or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

     Repurchase agreements involve certain risks not associated with direct investments in debt securities. Repurchase agreements are agreements under which the Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

     The Fund has adopted procedures designed to minimize the risks of loss from repurchase agreement transactions. These procedures include a requirement that the Investment Adviser effect repurchase transactions only with large, well capitalized United States financial institutions approved by it as creditworthy based upon periodic review under guidelines established and monitored by the Board of Trustees. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Trust's custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     Lending Portfolio Securities - The Fund may lend its portfolio securities to brokers, dealers and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund's total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

     A loan may be terminated by the borrower on one business day's notice, or by the Trust on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Funds transactions costs. However, loans of securities will only be made to firms deemed by the Board of Trustees to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. The Fund may lend foreign securities consistent with the foregoing requirements.

                             DERIVATIVE INVESTMENTS

     As discussed in the Prospectus, the Fund may use certain derivative instruments in connection with its investment activities. These include options on individual securities, options on securities indices, options on foreign currency and warrants (collectively, "Derivatives"). The principal Derivatives transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the risks associated with those transactions and other transactions in Derivatives in which the Fund may engage, as well as the risk of Derivatives generally and use of options on securities indices.

     Derivatives -- Generally -- The Fund may, but is not obligated to, invest in Derivatives. It may do so for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less costly, quicker or more specifically focused way for the Fund to invest than "traditional" securities and currencies would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities or currencies.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     Derivatives may be purchased on established exchanges or over-the-counter through privately negotiated transactions. Exchange traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce settlement risks. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Investment Adviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     Options on Securities -- As discussed in the Prospectus, the Fund may purchase call and put options on securities to seek capital appreciation or for hedging purposes. The Fund may also write and sell covered call and put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A call option written by the Fund is "covered" if the Fund owns the underlying security or holds related securities (i.e., securities whose price movements correlate to the price movements of the securities underlying the option) during the term of the option. By writing a covered call option, the Fund foregoes the opportunity to realize any appreciation in the market price of the underlying security above the exercise price and incurs the risk of having to continue to hold a security that it might otherwise have subsequently determined to sell based on investment considerations. A put option written by the Fund is "covered" (i) if the Fund maintains at all times cash, U.S. Government Securities or other liquid securities having a value equal to the option exercise price in a segregated account with the Fund's custodian, (ii) if the Fund segregates an equal value of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund. By writing a put option, the Fund is exposed to the risk, during the term of the option, of a decline in the price of the underlying security which the Fund would be required to purchase at a higher price.

     After the Fund has written an option, it may close out its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

     The Fund may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Other derivative instruments written by broker-dealers which may be utilized by the Fund include derivative instruments which are both consistent with the Fund's investment objective and legally permissible for the Fund. The risks of such derivative instruments include market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. Synthetic options transactions and transactions involving other derivative instruments are deemed to be subject to the Fund's limitation on the purchase of illiquid securities.

     Options transactions may be effected on securities exchanges or in the over-the-counter market. The Fund's over-the-counter options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter options, which could result in losses to the Fund. Options transactions that are effected in the over-the-counter market are subject to the Fund's limitation on the purchase of illiquid securities.

     Options on Securities Indices -- The Fund may purchase and may write and sell call and put options on stock indices (such as the S&P 500 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options to hedge the Fund's investment positions will depend upon the extent to which price movements of securities held by the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     A put option on an index may be purchased to hedge against a general decline in the stock market or in a particular market segment or industry. A call option on an index may be purchased in an attempt to reduce the risk of missing a general market advance or an increase in the prices of securities within a particular market segment or industry.

     Put and call options on stock indices written by the Fund must be "covered." A call option on an index written by the Fund will be covered if the Fund segregates in a separate account with its custodian cash, U.S. Government Securities or other liquid securities with a value equal to its obligations under the option or segregates an equal value of such liquid securities on the Fund's books. A put option written on an index will be "covered" if (i) the Fund maintains cash, U.S. Government Securities or other liquid securities with a value equal to the exercise price of the option in a segregated account with its custodian, (ii) if the Fund segregates an equal value of such liquid securities on the Fund's books, or (iii) if the Fund has bought and holds a put on the same index (and in the same amount) where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The purchase and sale of options on securities indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with securities options. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until in the opinion of the Investment Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.


     Limitations on Options on Securities and Securities Indices -- The Fund may invest up to 10% of its total assets, represented by the premium paid, in the purchase of call and put options on securities and securities indices. The Fund may write (i.e., sell) covered call and put options on securities and securities indices to the extent of 10% of the value of its total assets at the time such options are written. These limitations are separate from the limitations described above under the captions "EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS" and "SHORT SALES".


     Options on Foreign Currencies -- The Fund may write and purchase covered put and call options on foreign currencies in amounts not exceeding 5% of the value of its total assets. The Fund may engage in these transactions for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or in the U.S. dollar of dividends or interest expected to be received on those securities. These transactions may also be used to protect against increases in the U.S. dollar cost of securities to be acquired by the Fund. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. Certain options on foreign currencies are traded on the over-the-counter market and involve liquidity and credit risks that may not be present in the case of exchange traded currency options.

     Swaps -- The Fund is authorized to participate in other derivative transactions. The Fund may take advantage of opportunities in the area of swaps, swaptions and certain other customized derivative instruments (provided such other instruments are used in a manner consistent with the Fund's investment objectives and investment restrictions).

     A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted various investment restrictions on its investment activities. Certain of these are fundamental policies which cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting shares. For the Fund to alter a fundamental policy requires the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

         Under its fundamental policies, the Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

2. Purchase or sell commodities, except that the Fund may purchase and sell foreign currency and options on foreign currency and may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.

3. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

4. Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund's total assets (calculated at the time of the borrowing). The Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short against-the-box, or writing covered put and call options on securities, stock indices and foreign currencies, in each case in accordance with such investment policies as may be adopted by the Board of Trustees.

5. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

6. Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund's total assets.

     The Fund has adopted the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees. Under these restrictions, the Fund may not:


1. The Fund may not make short sales of securities (other than short sales "against-the-box") or purchase securities on margin; provided, however, that: (i) the Fund may effect short sales of shares of ETFs and short sales of other similar instruments representing interests in an index or basket of securities, subject to the limitation that the aggregate exposure relating to ETF shares and such other instruments sold short and "short" positions in stock index options does not, as a result of any transaction, exceed 25% of the value of the Fund's net assets, and subject to the further limitation that if, as a result of market movements, these investment positions represent an exposure exceeding 30% of the value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to constitute not more than 30% of net assets; and (ii) the Fund may make margin deposits in connection with its permitted investment activities.


2. Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

3. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

4. Purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, if as a result more than 15% of the value of the Fund's net assets would be so invested.

5. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. A later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.



                             MANAGEMENT OF THE FUND


     The Board of Trustees of the Trust has the overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

     Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.


                              Independent Trustees


----------------------- ----------- ---------- --------------------------- --------------- -------------
                                    Term of                                  # of
                                     Office                                Portfolios in      Other
                        Position(s) and Length Principal Occupation         Fund Complex   Directorships
                        Held with   of Time     During Past Five            Overseen by       Held by
Name, Address and Age   the Trust    Served         Years                    Trustee         Trustee
----------------------- ----------- ---------- --------------------------- --------------- -------------


Edwin M. Cooperman (58) Independent Since 1998 Chairman of Tutortime Inc.,      1              N/A
126 East 56th Street    Trustee                1997 to November 2001;
New York, NY 10022                             Chairman, Edmarc
                                               Investments, May 1996 to
                                               present; Principal, TC
                                               Solutions Inc, July 1998 to
                                               present.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Burnell R. Roberts (74) Independent Since 1997 Limited Partner, American        1              N/A
2340 Kettering Tower    Trustee                Industrial Partners, 1993
Dayton, OH  45423                              to present; Chairman of
                                               Sweetheart Holding Inc. and
                                               Sweetheart Cup Company
                                               Inc., September 1993 to
                                               1998.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Thaddeus Seymour (72)   Independent Since 1998 Professor of English,            1              N/A
1350 College Point      Trustee                Rollins College, Winter
Winter Park, FL  32789                         Park, Florida, 1978 to
                                               present.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Richard A. Zimmer (57)  Independent Since 1997 Member of Congress, from         1              N/A
126 East 56th Street    Trustee                the 12th District of New
New York, NY 10022                             Jersey, 1991 to 1997.
                                               Counsel, Deckert, February
                                               1997 to May 2001.  Of
                                               Counsel, Gibson, Dunn &
                                               Crutcher LLP, May 2001 to
                                               present.

----------------------- ----------- ---------- --------------------------- --------------- -------------




                         Interested Trustees & Officers

----------------------- ----------- ---------- --------------------------- --------------- -------------

                                    Term of                                  # of
                                     Office                                Portfolios in      Other
                        Position(s) and Length Principal Occupation         Fund Complex   Directorships
                        Held with   of Time     During Past Five            Overseen by       Held by
Name, Address and Age   the Trust    Served         Years                    Trustee         Trustee

----------------------- ----------- ---------- --------------------------- --------------- -------------


John Breyo (54)*        Trustee     Since 1997 President, CEO and Chairman      1              N/A
One Wall Street                                of The Ayco Company, L.P.
Albany, New York                               (financial planner),
12205-3894                                     December 1994 to present;
                                               President and sole owner of
                                               Breham, Inc., general
                                               partner of Mercer Allied
                                               Company. L.P.(a broker-
                                               dealer), October 1994 to
                                               present (and, previously,
                                               was associated with its
                                               predecessor); President and
                                               sole owner of Hambre, Inc.,
                                               general partner of the Ayco
                                               Company L.P. (a registered
                                               investment adviser);
                                               President of Ayco
                                               Corporation (a registered
                                               investment advisor)
                                               previously.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Lewis M. Eisenberg(59)* Co-Chairman Since 1997 Co-Chairman of private           1              N/A
126 East 56th Street    of the                 investment adviser;
25th Floor              Board and              Managing Member of Granum
New York, NY  10022     Trustee                Capital Management, L.L.C.
                                               since January 27, 1997 and
                                               of Granum Securities,L.L.C.
                                               since March 7, 1997.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Walter F. Harrison,III  Co-Chairman Since 1997 Co-Chairman of private           1              N/A
(58)*                   of the                 investment adviser;
126 East 56th Street    Board and              Managing Member of Granum
25th Floor              Trustee                Capital Management, L.L.C.
New York, NY 10022                             since January 27, 1997 and
                                               of Granum Securities,L.L.C.
                                               since March 7, 1997.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Peter Heerwagen (56).   Vice        N/A        Senior Vice President and        N/A        Director of
855 Route 146,Suite 120President               Chief Investment Officer of                 Albany
Clifton Park, NY 12065                         The Ayco Company, L.P.                      Medical
                                               (financial planner),                        Center, May
                                               December 1994 to present; a                 1998 to
                                               registered representative                   present;
                                               of Mercer Allied Company,                   Director of
                                               L.P. (a broker-dealer),                     The Ayco
                                               October 1994 to present                     Growth Fund,
                                               (and,previously, was                        November 2000
                                               associated with its                         to present.
                                               predecessor).  Senior Vice
                                               President and Chief
                                               Investment Officer of Ayco
                                               Corporation (a registered
                                               investment  adviser)
                                               previously.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Paul A. Matten (39)     Vice        N/A        Vice President of private        N/A            N/A
126 East 56th Street    President              investment adviser since
25th Floor                                     January 1996; Vice
New York, NY 10022                             President of Granum Capital
                                               Management, L.L.C. since
                                               January 27, 1996.

----------------------- ----------- ---------- --------------------------- --------------- -------------

                                               Managing Director and Chief
Jonas B. Siegel (57).   Vice        N/A        Administrative Officer of        N/A            N/A
126 East 56th Street    President              private investment adviser,
25th Floor              Treasurer              January 1994 to present;
New York, NY 10022      and Chief              Managing Director of Granum
                        Financial              Capital Management, L.L.C.
                        Officer                since January 27,1996 and
                                               President of Granum
                                               Securities, L.L.C. since
                                               March 7, 1997.

----------------------- ----------- ---------- --------------------------- --------------- -------------


Peter R. Martin (44).   Vice        N/A        Senior Vice President and        N/A        Director of
One Wall Street         President              General Counsel of The Ayco                 Arthritis
Albany, NY 12205-3894   and                    Company, L.P.(financial                     Foundation of
                        Secretary              planner), December 1994 to                  Northeast New
                                               present; Director, Hambre,                  York, January
                                               Inc. the General Partner                    1994 to
                                               of The Ayco Company, L.P.,                  present;
                                               December 1994 to present.                   Chairman of
                                               Vice President and                          the Board,
                                               Secretary of Breham,Inc.,                   January 2000
                                               the general partner of                      to December
                                               Mercer Allied Company                       2001.
                                               (a broker-dealer),
                                               October 1994 to present
                                               (and previously Vice-
                                               President and Secretary of
                                               its predecessor); General
                                               Counsel of Ayco Corporation
                                               (a registered investment
                                               adviser) previously.

----------------------- ----------- ---------- --------------------------- --------------- -------------

Dana L. Armour (32)     Assistant   N/A        Vice President, U.S.             N/A        N/A
615 E. Michigan Street  Treasurer              Bancorp Fund Services, LLC,
Milwaukee, WI   53202                          June 1992 to present.

----------------------- ----------- ---------- --------------------------- --------------- -------------

* Messrs. Breyo, Eisenberg and Harrison are Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust by virtue of their affiliations with the Investment Adviser or the Distributors.


Board Committees
     The Board has three standing committees as described below:


-----------------------------------------------------------------------------------------------------

Audit Committee

-----------------------------------------------------------------------------------------------------

Members                   Description                                           # of Meetings during
                                                                                   Past Fiscal Year

Edwin M. Cooperman,       Responsible for advising the full Board with respect           2
Independent Trustee       to accounting, auditing and financial matters
Burnell R. Roberts,       affecting the Trust.
Independent Trustee
Thaddeus Seymour,
Independent Trustee
Richard A. Zimmer,
Independent Trustee


-----------------------------------------------------------------------------------------------------

Nominating Committee

-----------------------------------------------------------------------------------------------------

Members                   Description                                           # of Meetings during
                                                                                   Past Fiscal Year

Edwin M. Cooperman,       Responsible for seeking and reviewing candidates for  None.  Only meets
Independent Trustee       consideration as nominees for Trustees as is          as necessary.
Burnell R. Roberts,       considered necessary from time to time
Independent Trustee
Thaddeus Seymour,
Independent Trustee
Richard A. Zimmer,
Independent Trustee


-----------------------------------------------------------------------------------------------------

Valuation Committee

-----------------------------------------------------------------------------------------------------

Members                   Description                                           # of Meetings during
                                                                                   Past Fiscal Year

Edwin M. Cooperman,       Responsible for (1) monitoring the valuation of Fund  None. Only meets as
Independent Trustee       securities and other investments; and (2) as          necessary when a
Burnell R. Roberts,       required by each series of the Trust's valuation      price is not readily
Independent Trustee       policies, when the full Board is not in session,      available.
Thaddeus Seymour,         determining the fair value of illiquid and other
Independent Trustee       holdings after consideration of all relevant
Richard A. Zimmer,        factors, which determinations shall be reported to
Independent Trustee       the full Board.

------------------------------------------------------------------------------------------------------


Board Interest in the Fund
         The Trustees own the following amounts in the Fund:

-------------------------- --------------------------------- ----------------------------------------

 Name of Trustee           Dollar Range of Equity Securities     Aggregate Dollar Range of Equity
                                      in the Fund            Securities in all Registered Investment
                              ($1-$10,000, 10,001-$50,000,   Companies Overseen by Trustee in Family
                            $50,001-$100,000, Over $100,00)          of Investment Companies

-------------------------- --------------------------------- ----------------------------------------


John Breyo, Trustee                 Over $100,000                        Over $100,000

Edwin M. Cooperman,
Independent Trustee                 Over $100,000                        Over $100,000

Lewis M. Eisenberg,
Co-Chairman of the Board
of Trustees                         Over $100,000                        Over $100,000


Walter  Harrison,
Co-Chairman  of the  Board
of Trustees                         Over $100,000                        Over $100,000


Burnell R. Roberts,
Independent Trustee                 Over $100,000                        Over $100,000

Thaddeus Seymour,
Independent Trustee                        None                                 None

Richard A. Zimmer,
Independent Trustee                 $50,001-$100,000                     $50,001-$100,000

-------------------------- --------------------------------- ----------------------------------------


Trustee Interest in Investment Adviser, Distributor or Affiliates
     Neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, own securities beneficially or of record in the Investment Adviser, the Distributors or any affiliate of the Investment Adviser or Distributors as shown by the chart below. Accordingly, neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, have direct or indirect interest, the value of which exceeds $60,000, in the Investment Adviser, the Distributors or any of their affiliates.


----------------------- -----------------  ------------ -------------- ---------- --------

       Name of Trustee  Name of Owners and
                        Relationships to                               Value of   Percent
                           Trustee           Company    Title of Class Securities of Class

----------------------- -----------------  ------------ -------------- ---------- ---------


Edwin M. Cooperman,           N/A               N/A           N/A         N/A        N/A
Independent Trustee

-----------------------


Burnell R. Roberts,           N/A               N/A           N/A         N/A        N/A
Independent Trustee

-----------------------


Thaddeus Seymour,              N/A              N/A           N/A         N/A        N/A
Independent Trustee

-----------------------


Richard A. Zimmer,             N/A              N/A           N/A         N/A        N/A
Independent Trustee

----------------------- ----------------- ------------- -------------- ---------- --------


Trustee  Interest  in  Any  Material   Transactions  with  Investment   Adviser,
Distributor or Affiliates

     During the two most recently completed calendar years (i.e., since January 1, 200), neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,0000 and to which the Investment Adviser, the Distributors or any affiliate of the Investment Adviser or Distributors were a party.

Compensation
     Trustees who are not officers or employees of the Investment Adviser, a Distributor or their affiliated companies, are each paid an annual retainer of $6,000 and receive an attendance fee of $1,000 for each meeting of the Board of Trustees they attend. Officers of the Trust, all of whom are members, officers or employees of the Investment Adviser, a Distributor, the Administrator or their affiliates, receive no compensation from the Trust. Trustee compensation from the Trust for the 2001 fiscal year is set forth below.

-------------------------- -------------- ---------------- --------------- ------------------
                                            Pension or
                                            Retirement
                             Aggregate    Benefits Accrued   Estimated     Total Compensation
                           Compensation     as Part of        Benefits     from Trust Paid to
Name of Person, Position    from Fund      Fund Expenses   Upon Retirement     Trustees
-------------------------- -------------- ---------------- --------------- ------------------
John Breyo, Trustee              $0             $0               $0              $0
Edwin M. Cooperman,            $10,000          $0               $0            $10,000
Trustee
Lewis M. Eisenberg,              $0             $0               $0              $0
Co-Chairman of the Board
of Trustees
Walter Harrison,                 $0             $0               $0              $0
Co-Chairman of the Board
of Trustees
Burnell R. Roberts,            $10,000          $0               $0            $10,000
Trustee
Thaddeus Seymour, Trustee      $10,000          $0               $0            $10,000
Richard A. Zimmer, Trustee     $10,000          $0               $0            $10,000
-------------------------- -------------- ---------------- --------------- ------------------



                                 CODE OF ETHICS
     The Trust, the Investment Adviser, Granum Securities, L.L.C. and Mercer Allied Company have adopted a joint code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "Code of Ethics") which governs personal securities trading by Trustees and officers of the Trust and personnel of the Investment Adviser and Mercer Allied Company. The Code of Ethics permits such individuals to purchase and sell securities, including securities which are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund's investment activities.


                      CONTROL PERSONS AND PRINCIPAL HOLDERS
As of January 31, 2002, there were no control persons or principal holders of the Fund. Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities. The trustees and officers of the Trust owned 3.17% of the outstanding shares of the Fund as of January 31, 2002.




                          INVESTMENT ADVISORY AGREEMENT
     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "MANAGEMENT OF THE FUND - Investment Adviser."

     The Investment Adviser is a Delaware limited liability company with offices at 126 East 56th Street, Twenty-fifth floor, New York, New York 10022. It is controlled by its managing members, Messrs. Eisenberg and Harrison.


     The Investment Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), dated March 13, 1997, with the Trust. The Advisory Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust at a meeting held on March 13, 1997, and was approved on March 13, 1997 by the vote of the sole shareholder of the Trust on such date. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Investment Adviser. The Advisory Agreement had an initial term expiring on February 28, 1999, and may be continued in effect from year to year thereafter subject to the approval thereof by (i) the Trust's Board or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or the Investment Adviser (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement for the term expiring February 28, 2003 was approved by the Trust's Board of Trustees, including a majority of the Independent Trustees at a meeting held in person on December 10, 2001. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder).

     When approving the investment advisory arrangements, the Trustees, including the Independent Trustees, considered a number of factors, including:
(1) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Investment Adviser;
(2) the rate of the investment advisory fees payable to the Investment Adviser and a comparison of the fees paid by comparable funds; (3) the compensation (in addition to the investment advisory fees) and other benefits received by the Investment Adviser and its affiliates; (4) the Investment Adviser's costs in providing the services; (5) economies of scale realized by the Investment Adviser; (6) possible alternatives to the investment advisory arrangement with the Investment Adviser; (7) the operating expenses of the Fund; and (8) the policies and practices of the Investment Adviser with respect to portfolio transactions for the Fund.


     The Investment Adviser manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Trust's Board. The Investment Adviser is responsible for all investment decisions for the Fund and for placing orders for the purchase and sale of investments for the Fund's portfolio. The Investment Adviser also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Investment Adviser pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides.

     In consideration of the services provided by the Investment Adviser, the Fund pays the Investment Adviser monthly compensation computed daily at the annual rate of 1.25% of the Fund's net assets (the "Basic Fee"), which rate is adjusted monthly, as described below (the "Monthly Performance Adjustment"), depending on the investment performance of the Fund relative to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The Basic Fee as so adjusted is the "Total Advisory Fee."


     The Total Advisory Fee applicable each calendar month is determined by: (1) adding (a) 1/12th of the Basic Fee plus (b) 1/12th of the Monthly Performance Adjustment (as specified below); (2) multiplying the result thereof by the net assets of the Fund; and (3) dividing the amount so determined by the number of days in the month. The Monthly Performance Adjustment for each month is a percentage rate determined by: (a) subtracting from the cumulative percentage performance of the Fund (net of all expenses, including the fees payable pursuant to this Agreement) over the 12 calendar months preceding, the percentage change in the S&P 500 Index over the same period (including the value of dividends paid during the measurement period on stocks included in the S&P 500 Index); and (b) multiplying the result by 0.15; provided, however, that the maximum Monthly Performance Adjustment will not exceed +.75% or -.75%. During the fiscal years ended October 31, 1999, 2000, and 2001, the Fund accrued and paid the following amounts of fees payable to the Investment Adviser pursuant to the Advisory Agreement:


-----------------------------------------------------------------------

                            Investment Advisory Fees
             Accrued and paid during fiscal years ended October 31,

-----------------------------------------------------------------------

         2001                   2000                  1999
         ----                   ----                  ----
      $2,408,558             $1,536,725             $617,304

-----------------------------------------------------------------------

A table illustrating how the Total Advisory Fee will vary depending upon the investment performance of the Fund relative to the S&P 500 Index is contained in the Prospectus.

     The Basic Fee, and the Total Advisory Fee that may be payable by the Fund as a result of the Monthly Performance Adjustment, are each higher than the fees paid by most other mutual funds with investment objectives similar to the investment objective of the Fund.


                                  DISTRIBUTORS

     Shares of the Fund are distributed on a continuous basis at their current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by Mercer Allied Company ("Mercer Allied") and Granum Securities, L.L.C. ("Granum Securities"), which serve as co-distributors, and by selected securities dealers.


     Mercer Allied and Granum Securities provide these services to the Fund pursuant to Distribution Agreements dated as of March 13, 1997 and November 5, 1997, respectively, with the Trust (the "Distribution Agreements"). The Distribution Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributors at a meeting held in person on March 13, 1997. The Distribution Agreements are terminable without penalty, on 60 days' notice, by the Trust's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Distributors. The Distribution Agreement with Mercer Allied had an initial term expiring on March 13, 1999. The Distribution Agreement with Granum Securities had an initial term expiring on November 5, 1999. Each Distribution Agreement may be continued in effect from year-to-year after its initial term, subject to the approval by (i) the Trust's Board or (ii) vote of the holders of a majority of the Fund's outstanding shares, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributors, by vote cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Distribution Agreements for terms expiring March 13, 2003 was approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributors, at a meeting held in person on December 10, 2001. Each Distribution Agreement provides that it will terminate automatically in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder).


     Under the terms of the Distribution Agreements, the Distributors bear all of the costs associated with distribution of the shares of the Fund, including the incremental cost of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. However, pursuant to a distribution plan adopted by the Trust, the Fund makes certain payments to each Distributor for services it provides. See "DISTRIBUTION PLAN." In each Distribution Agreement, the Trust has agreed to indemnify the respective Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     Mercer Allied is a Delaware limited partnership that is wholly owned by The Ayco Company, L.P. and the principals of that firm. Mercer Allied's address is One Wall Street, Albany, New York 12205. Granum Securities is an affiliate of, and is under common control with, the Investment Adviser. Granum Securities is a Delaware limited liability company with offices at 126 East 56th Street, Twenty-fifth floor, New York, New York 10022.


     Compensation paid to the Distributors during the fiscal year ended October 31, 2001 is set forth below:


------------------ ---------------- ---------------- --------------------- --------------------
Name of Principal  Net Underwriting Compensation on  Brokerage Commissions  Other Compensation*
                    Discounts and   Redemption and
  Underwriter       Commissions      Repurchases
------------------ ---------------- ---------------- --------------------- --------------------

Mercer Allied            $0               $0               $0                 $828,518
Granum Securities        $0               $0               $0                  $74,692

------------------ ---------------- ---------------- --------------------- --------------------

*    Total distribution and shareholder servicing fees.


                                DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "DISTRIBUTION PLAN."


     The Trust has adopted a plan of distribution on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the
Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"), at a meeting held in person on March 13, 1997. The Distribution Plan provides that it will continue in effect for a period of one year from the date of its execution, and may be continued in effect from year to year thereafter, provided that each such continuance is approved annually by a vote of both a majority of the Trustees and a majority of the Qualified Trustees. The continuance of the Distribution Plan was approved by the Trust's Board of Trustees, including a majority of the Qualified Trustees, at a meeting held in person onDecember 10, 2001. The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of those Trustees, who are not "interested persons" (as defined by the 1940 Act) of the Distributors, then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the Fund (as defined by the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


     Under the Distribution Plan, the Fund compensates each Distributor for the services it provides in connection with the sale of the Fund's shares to investors ("Distribution Services") and for furnishing or arranging for securities dealers to provide account related services to shareholders ("Shareholder Services"). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts.

     In consideration of the services provided by the Distributors, the Trust has agreed on behalf of the Fund to pay a monthly fee to each Distributor for Distribution Services and a monthly fee to each Distributor for Shareholder Services, which fees are computed at the annual rates of 0.50% of the average net assets of the Fund and 0.25% of the average net assets of the Fund, respectively, attributable to shares held by persons who have purchased shares through such Distributor or through broker-dealers that have entered into selling agreements with such Distributor.

     Since payments made pursuant to the Distribution Plan are not directly tied to actual expenses, the amount of payments by the Fund during any year may be more or less than actual expenses incurred by each Distributor in providing Distribution Services and Shareholder Services. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements under which payments by a fund are made only to reimburse specific expenses). However, the Fund is not liable for any distribution related expenses incurred by a Distributor in excess of the amounts paid pursuant the Distribution Plan.


     Pursuant to the Distribution Plan, during the fiscal years ended October 31, 1999, 2000, and 2001, the Fund accrued the following fees payable to the
Distributors:

--------------------------------------------------------------------------------

                       Fees Accrued under the Distribution
                       Plan Paid during fiscal years ended
                                   October 31,

--------------------------------------------------------------------------------

                   2001                   2000               1999
                   ----                   ----               ----
                 $903,210               $895,825           $925,956

--------------------------------------------------------------------------------


The above amounts were accrued as compensation for Distribution Services and Shareholder Services. No payments pursuant to the Distribution Plan were made by the Fund for advertising, printing or mailing prospectuses, compensation to dealers or sales personnel, or interest or other carrying or finance charges. Each of the Trustees and officers of the Trust who is an officer of one of the Distributors, an owner of the securities of or other interest in one of the Distributors or of a controlling person of one of the Distributors, may be deemed to have a direct or indirect interest in the operation of the Distribution Plan.


     The Distribution Plan was adopted by the Board of Trustees to foster the distribution of shares of the Fund. The Trustees believe that promoting the sale of shares to investors will benefit the Fund and its shareholders by helping to assure growth of the Fund's assets to a level which will enable realization of certain operating economies and enhance the ability of the Investment Adviser to pursue effectively the Fund's investment program.


                              HOW TO REDEEM SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "HOW TO REDEEM SHARES."

     Wire Redemption Privilege -- By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Trust will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Distribution Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank may be necessary to avoid a delay in crediting the Fund to the investor's bank account.

     To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus under "HOW TO REDEEM SHARES -- Written Redemption Requests."

     Suspension of Redemptions -- The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission such that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "HOW TO BUY SHARES" and "HOW TO REDEEM SHARES."

     Net asset value is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) each day the NYSE is open, except that no computation need be made on a day on which no orders to purchase or redeem shares have been received. The NYSE currently observes the following holidays:
New Year's Day; Martin Luther King, Jr. Day (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

     Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of Fund shares outstanding. In computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. A pricing service may be utilized to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuation. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.

     The values of securities held by the Fund and other assets used in computing net asset value are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times prior to the close of the NYSE. Trading in securities listed on foreign securities exchanges will be valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board of Trustees. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates determined at the time of the close of the London Stock Exchange.


     The following table shows the calculation of the net asset value per share (offering price) of the Fund as of October 31, 2001:


         (A)                 (B)                         (C)

      Net Assets   Number of Shares Outstanding  Offering Price (A) - (B)
      ----------  - ---------------------------  ------------------------
     $118,462,730         4,207.251                     $28.16



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "DIVIDENDS, DISTRIBUTIONS AND TAXES." In addition, the following is only a summary of certain tax considerations that generally affect the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus are not intended as substitutes for careful tax planning.


     It is the policy of the Trust each fiscal year to distribute substantially all of the Fund's net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any short-term capital gains, net of Fund expenses) and net realized capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the net asset value per share in effect on the day after the record date.

     The Fund intends to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributed to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Fund intends, however, to make distributions in a manner which will avoid the imposition of any such taxes. If, however, for any taxable year the Fund fails to qualify as a "regulated investment company," it would be subject to federal corporate income tax on its taxable income. To qualify for such tax treatment, the Fund must generally, in addition to making the required distributions, among other things, (a) derive at least 90% of its gross income from dividends, interest (including payments received with respect to loans of stock and securities) and gains from the sale or other disposition of stock or securities and certain related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the ability of the Fund to engage in certain transactions involving options.

     Shareholders that are subject to federal income taxation will have to pay any applicable federal income taxes on the dividends and distributions they receive from the Fund, whether paid in cash or reinvested in additional shares of the Fund. Dividends and distributions will also be subject to applicable state and local taxes. Dividends derived from net investment income or net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Distributions from net realized long-term capital gains will be taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their shares of the Fund. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 20% with respect to capital assets held for more than 12 months; the maximum rate is 18% for capital assets acquired after December 31, 2000, and held for more than 5 years. Each year, shareholders of the Fund will be sent full information on dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of dividends eligible for the dividends received deduction available for corporations.


     Redemptions of shares of the Fund will result in the recognition of any gain or loss for federal income tax purposes.

     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders (the "dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     It should be noted that both dividends and capital gains distributions received by an investor have the effect of reducing the net asset value of the shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be at least a partial return of capital but nonetheless taxable at capital gains rates. Therefore, an investor should consider the tax consequences of purchasing shares immediately prior to a distribution record date.

     Dividends and interest received by the Fund on foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


     Dividends received from net investment income, together with distributions from net realized short-term gain, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding tax at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a treaty. Distributions from net realized long-term gains paid by the Fund to a foreign investor as well as proceeds of any redemption from a foreign investor's account may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a "backup withholding" tax with respect to of dividends, distributions from net realized long-term gains and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify either that the Taxpayer Identification Number ("TIN") furnished to the Fund is correct or that such shareholder has not received notice from the Internal Revenue Service (the "IRS") of being subject to backup withholding. Furthermore the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return. The backup withholding rate is (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005 and (iii) 28% for amounts paid during 2006 through 2010. Under current law, the backup withholding rate for amounts paid after December 31, 2010 will be 31%, although legislation may be enacted which provides for a different rate.


     Ordinarily, gains and losses realized by the Fund from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "Straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, long-term capital gains from such positions may be treated as short-term capital gains, and any capital gains from such positions may be treated as ordinary income.


     In the event there are short sales of an appreciated financial position, which constitute constructive sales under Section 1259 of the Code, the Fund must recognize gain as if the position were sold, assigned, or otherwise terminated at its fair market value as of the date of the short sale and immediately repurchased. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on that position to reflect the gain recognized on the short sale. The Fund's holding period in the position would begin as if the Fund had first acquired the position on the date of the short sale.


     Under present Delaware law, the Trust is not subject to any state income taxation during any fiscal year in which the Fund qualifies as a regulated investment company. However, the Trust might be subject to Delaware income taxes for any taxable year in which the Fund did not so qualify. Further, the Trust may be subject to tax in certain states where it does business. In those states which have income tax laws, the tax treatment of the Trust and its shareholders in respect to distributions may differ from federal tax treatment.


     The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. Prospective shareholders should consult their own tax advisers concerning the federal, state, local and foreign tax consequences of an investment in the Fund.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

     Affiliates of the Investment Adviser currently serve as investment adviser to a number of clients, including private investment companies, and the Investment Adviser may in the future act as investment adviser to other registered investment companies. It is the practice of the Investment Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Investment Adviser or its affiliates in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

     The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Investment Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

     Portfolio transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid aggregate brokerage commissions as follows:

--------------------------------------------------------------------------------

                      Aggregate Brokerage Commissions Paid
                   Paid during fiscal years ended October 31,

--------------------------------------------------------------------------------

                   2001                2000                1999
                   ----                ----                ----
                 $23,518             $149,555            $69,607

--------------------------------------------------------------------------------
The primary reason for the variance in amount of brokerage commissions from earlier to later years is due to the cost incurred in connection with the with the sale of securities in order to satisfy redemption requests and the turn over of Fund investments.

                             PERFORMANCE INFORMATION

     The following  information  supplements  and should be read in  conjunction
with  the  section  in  the  Fund's   Prospectus   entitled  "FUND   PERFORMANCE
INFORMATION."

     Generally -- As discussed in the Prospectus, from time to time the Trust may disseminate quotations of total return and other performance related and comparative information.

     From time to time, the performance of the Fund or of individual accounts or mutual funds managed by the Investment Adviser may be compared to the performance of other mutual funds following similar objectives, to a database including the performance of individually managed portfolios maintained by the Investment Adviser or to recognized market indices. Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the S&P 500 Index, the Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, the Fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper Analytical Services, Inc.

     In  advertising  materials,  the Trust may quote or  reprint  financial  or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and the Investment Adviser's services and products. The Investment Adviser may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by the Investment Adviser.

     The Trust may quote various measures of the volatility and benchmark correlation of the Fund in advertising. In addition, the Trust may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Total Return -- The Fund's quotations of total return (return before taxes) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value according to the following formula:

                               P (1 + T)(n) - ERV


         Where:

                 "P"   = represents a hypothetical initial investment of $1,000;
                 "T"   = represents average annual total return;
                 "n"   = represents the number of years; and
                 "ERV" = represents the ending redeemable value of the initial investment.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.


     The average annual total returns for the following periods are as follows:

--------------------------------------------------------------------------------

                           Average Annual Total Return

--------------------------------------------------------------------------------

        One-Year Period                        Life of Fund
   (Ending October 31, 2001)      (May 1, 1997* through October 31, 2001)
             -3.73%                                8.09%

--------------------------------------------------------------------------------

*Commencement of Operations


Quotations of total return for a five year and ten year period ended on the date of the most recent balance sheet included in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

     The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

     Average Annual Total Return (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

    Where:
           "P"      = represents a hypothetical initial investment of $1,000;
           "T"      = represents average annual total return;
           "n"      = represents the number of years; and
           "ATV(D)" = represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.



     The average annual total returns for the following periods are as follows:

--------------------------------------------------------------------------------

           Average Annual Total Return (after taxes on distributions)

--------------------------------------------------------------------------------

        One-Year Period                           Life of Fund
   (Ending October 31, 2001)         (May 1, 1997* through October 31, 2001)
             -3.73%                                   8.02%

--------------------------------------------------------------------------------

*Commencement of Operations


Quotations of average annual total return after taxes on distributions for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

     Average Annual Total Return (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                              P (1+ T)(n) = ATV(DR)

    Where:
         "P"        = represents a hypothetical initial investment of $1,000;
         "T"        = represents average annual total return;
         "n"        = represents the number of years; and
         "ATV(DR)"  = represents  the  ending  redeemable  value  of  the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.
                      ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.


     The average annual total returns for the following periods are as follows:

--------------------------------------------------------------------------------

   Average Annual Total Return (after taxes on distributions and redemptions)

--------------------------------------------------------------------------------

         One-Year Period                          Life of Fund
    (Ending October 31, 2001)        (May 1, 1997* through October 31, 2001)
              -2.27%                                  6.60%

--------------------------------------------------------------------------------

*Commencement of Operations


Quotations of average annual total return after taxes on distributions and redemption for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

     The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

     Net Asset Value -- Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return.

                               GENERAL INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "GENERAL INFORMATION."

     Description of Shares -- Interests in the Fund are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares.

     Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund, without any priority or preference over other shares. All consideration received for the sales of shares of the Fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to the Fund. As such, the interest of shareholders in the Fund will be separate and distinct from the interest of shareholders of any other series of the Trust that may be created in the future, and shares of the Fund will be entitled to dividends and distributions only out of the net income and gains, if any, of the Fund as declared by the Board of Trustees. The assets of the Fund will be segregated on the Trust's books from the assets of any other series and will be charged with the expenses and liabilities of the Fund and with a share of the general expenses and liabilities of the Trust not attributable to the Fund or any other series. The Board of Trustees will determine those expenses and liabilities deemed to be general, and these items would be allocated among the Fund and any other series as deemed fair and equitable by the Board of Trustees in its sole discretion.

     Trustee and Officer Liability -- Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

     Independent Accountants -- PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Board of Trustees.


     Custodian -- U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, serves as custodian of the Trust's assets and maintains custody of the Fund's cash and investments. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

     Administrator -- The Trust has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee for administrative services of $30,000 on the first $40 million of assets; 0.06% on the next $200 million of the Fund's average net assets; 0.05% of the next $300 million of the Fund's average net assets; and 0.03% of the remaining value of the Fund's average net assets. The Trust reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays U.S. Bancorp Fund Services, LLC a fee for accounting services of $22,000 on the first $40 million of assets, and 0.01% annually on the next $200 million of such assets; and 0.005% of any remaining assets, determined as of the end of the month; plus certain expenses.


     Legal Counsel -- Schulte Roth & Zabel LLP, New York, New York, serves as counsel to the Trust.

     Registration Statement -- This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Securities and Exchange Commission. A text-only version of the Registration Statement is available on the Securities and Exchange Commission's Internet website, http://www.sec.gov.


     Financial Statements -- The following audited financial statements of the Fund and the notes thereto and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2001:

     Schedule of Investments as of October 31, 2001;

     Statement of Assets and Liabilities as of October 31, 2001;

     Statement of Operations for the year ended October 31, 2001;

     Statements of Changes in Net Assets for the years ended October 31, 2000 and 2001; and


         Financial Highlights.

     The financial statements of the Fund incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto. The financial statements are incorporated by reference herein in reliance upon the authority of said firm as experts in accounting and auditing and giving said report.


                                   APPENDIX A

     Description of ratings used by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

S&P

Long-Term Issue Credit Ratings

AAA

     An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

     An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

     An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

     An obligation rated "B" is more vulnerable to non-payment then obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

     An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

MOODY'S

Corporate Bond Ratings

Aaa

     Bonds which are rated as "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

     Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.